                                                                   Exhibit 10.12
                                    FORM OF
                           INDEMNIFICATION AGREEMENT
                           -------------------------


     THIS INDEMNIFICATION AGREEMENT (the "Agreement") is entered into as of this ___ day of _______________, 1999, by and between Web Street, Inc., a Delaware corporation (the "Corporation"), and _________________ ("Indemnitee").

                                   RECITALS
                                   --------

     a. The Corporation is aware that because of the increased exposure to litigation costs and risks resulting from service to corporations, talented and experienced persons are increasingly reluctant to serve or continue serving as directors or executive officers of corporations unless they are protected by comprehensive liability insurance and indemnification;

     b. Plaintiffs often seek damages in such large amounts, and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation is usually beyond the personal resources of directors and executive officers;

     c. Based upon their experience as business managers, the Board of Directors of the Corporation (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as directors and executive officers of the Corporation, it is appropriate for the Corporation to contractually indemnify its directors and its executive officers, and to assume for itself liability for expenses and damages in connection with claims against such directors and executive officers in connection with their service to the Corporation; and

     d. The Corporation believes that it is fair and proper to protect its directors and executive officers of the Corporation from the risk of judgments, settlements and other expenses which may occur as a result of their service to the Corporation.

     NOW, THEREFORE, the parties, intending to be legally bound, for good and valuable consideration, hereby agree as follows:

     1.   Definitions.
          -----------

          (a)  Agent.  "Agent" means a director or executive officer of the
               -----
     Corporation or a director, officer, employee, agent or fiduciary of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise serving at the request, for the convenience, or to represent the interests of the Corporation.

          (b)  Change in Control. "Change in Control" means the happening of any
               -----------------
     of the following events:

               (i) An acquisition by any individual, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) any acquisition by the Corporation; (3) any acquisition by Joseph Fox, Avi Fox or any of their affiliates, (4) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or by any corporation controlled by the Corporation; or (5) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and
                    (3) of subsection (iii) of this Section 1(b); or

               (ii) Within any period of twenty-four (24) consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes hereof, that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
                    Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

               (iii) The approval by the stockholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which
                      (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (2) no Person (other than the Corporation or any employee benefit plan (or related trust) sponsored or maintained by the Corporation, by any corporation controlled by the Corporation or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than twenty-five percent (25%) of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Corporation prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

               (iv) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this Section 1(b), assuming for this purpose that such transaction were a Corporate Transaction.

          (c)  Corporation.  "Corporation" means Web Street, Inc., a Delaware
               -----------
     corporation, its successors or assigns, or any Subsidiary of the Corporation. "Subsidiary" means, and "Subsidiaries" include, (i) any company of which more than fifty percent (50%) of the outstanding voting securities are owned directly or indirectly by the Corporation, or which is otherwise controlled by the Corporation, and (ii) any partnership, joint venture, trust or other entity of which more than fifty percent (50%) of the equity interest is owned directly or indirectly by the Corporation, or which is otherwise controlled by the Corporation.

          (d)  Independent Legal Counsel.  "Independent Legal Counsel" means an
               -------------------------
     attorney or firm of attorneys, selected in accordance with the provisions of Section 7(f) hereof, that shall not have otherwise performed services for the Corporation or any Indemnitee within the last three (3) years, other than with respect to matters concerning the right of Indemnitee under this Agreement or of other indemnitees under similar indemnity agreements with the Corporation.

          (e)  Liabilities.  "Liabilities" means losses, claims, damages,
               -----------
     liabilities, obligations, penalties, judgments, fines, settlement payments, awards, costs, expenses and disbursements (and any and all costs, expenses or disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, all reasonable attorneys' fees, costs, expenses and disbursements, as and when incurred.

          (f)  Proceeding.  "Proceeding" means any threatened, pending, or
               ----------
     completed action, suit, alternative dispute resolution mechanism or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

          (g)  Control.  "Control" means, with respect to any person or entity,
               -------
     the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

     2.   Maintenance of Liability Insurance.
          ----------------------------------

          (a)  D&O Insurance. The Corporation hereby covenants and agrees to and
               -------------
     with Indemnitee that, so long as Indemnitee shall continue to serve as an Agent and thereafter so long as Indemnitee shall be subject to any claim or Proceeding by reason of the fact that Indemnitee was an Agent or in connection with Indemnitee's acts as such an Agent, the Corporation, subject to Section 2(b), shall obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers. In all policies of D&O Insurance, Indemnitee shall be named as an insured.

          (b)  Limitations on Maintaining D&O Insurance.  The Corporation shall
               ----------------------------------------
     have no obligation to obtain and maintain D&O Insurance if the Corporation determines in good faith and in its reasonable business judgment that D&O Insurance is not reasonably available, the premium costs for D&O Insurance are disproportionate to the amount of coverage provided or the coverage provided by the D&O Insurance is limited by exclusions so as to provide an insufficient benefit.

     3.   Indemnification of Agent.
          ------------------------

          (a)  Third Party Actions.  If Indemnitee is a person who was or is a
               -------------------
     party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Corporation) by reason of the fact that Indemnitee is or was an Agent of the Corporation, or by reason of anything done or not done by Indemnitee in any such capacity or otherwise at the request of the Corporation or of its officers, directors or stockholders, the Corporation shall indemnify, defend and hold harmless Indemnitee against any and all Liabilities actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding, so long as Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or Proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful.

          (b)  Derivative Actions.  If Indemnitee is a person who was or is a
               ------------------
     party, or is threatened to be made a party, to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was an Agent of the Corporation, or by reason of anything done or not done by Indemnitee in any such capacity or otherwise at the request of the Corporation or of its officers, directors or stockholders, the Corporation shall indemnify, defend and hold harmless Indemnitee against all Liabilities actually and reasonably incurred by such person in connection with the investigation, defense, settlement or appeal of such Proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification under this Section 3(b) shall be made in respect of any claim, issue or matter for which such person is adjudged to be liable for gross negligence or willful misconduct in the performance of Indemnitee's duties to the Corporation, unless, and only to the extent that, the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Liabilities as the court shall deem proper.

          (c)  Actions Where Indemnitee Is Deceased.  If Indemnitee is a person
               ------------------------------------
     who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he is or was an Agent of the Corporation, or by reason of anything done or not done by Indemnitee in any such capacity, and prior to, during the pendency of, or after completion of, such Proceeding, Indemnitee shall die, then the Corporation shall indemnify, defend and hold harmless the estate, heirs and legatees of Indemnitee against any and all Liabilities incurred by such estate, heirs or legatees in connection with the investigation, defense, settlement or appeal of such Proceeding on the same basis as provided for Indemnitee in Sections 3(a) and 3(b) above.

          (d)  Reduction of Liabilities. The Liabilities covered hereby shall be
               ------------------------
     net of any payments to, or on behalf of, Indemnitee by D&O Insurance carriers or others with respect to the subject Proceeding.

          (e)  Survival Regardless of Investigation.  The indemnification and
               ------------------------------------
     contribution provided for in this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnitee.

     4.   Indemnification as Witness.
          --------------------------

          Notwithstanding any other provision of this Agreement, to the extent Indemnitee is, by reason of the fact that Indemnitee is or was an Agent of the Corporation, involved in any investigative Proceeding, including, but not limited to, testifying as a witness or furnishing documents in response to a subpoena or otherwise, Indemnitee shall be indemnified against any and all Liabilities actually and reasonably incurred by or for Indemnitee in connection therewith.

     5.   Advancement of Liabilities.
          --------------------------

          Subject to the provisions of Section 6(c), until a determination that Indemnitee is not entitled to be indemnified by the Corporation under the terms hereof, and unless the provisions of Section 9 apply, the Corporation shall reimburse Indemnitee for Liabilities previously paid by Indemnitee and may advance Liabilities which the Corporation reasonably determines will be due and payable by Indemnitee within a reasonable time after a request for advancement is made by Indemnitee. The execution and delivery of this Agreement by the Corporation evidences the specific approval by the Board of the reimbursement and advancement of Liabilities as provided for in this Section 5. As a condition to such reimbursement and/or advancement, Indemnitee shall, at the request of the Corporation, undertake in a manner satisfactory to the Corporation to repay such amounts reimbursed and/or advanced, without interest, if it shall ultimately be determined pursuant to Section 7 or 9 below that Indemnitee is not entitled to be indemnified by the Corporation under the terms of this Agreement. Subject to the foregoing, the reimbursement and/or advances to be made hereunder shall be paid by the Corporation to Indemnitee within twenty (20) business days following delivery of a written request by Indemnitee to the Corporation, which request shall be accompanied by vouchers, invoices and similar evidence documenting the amounts incurred or to be incurred by Indemnitee.

     6.   Indemnification Procedures.
          --------------------------

          (a)  Notice by Indemnitee.  Promptly after receipt by Indemnitee of
               --------------------
     notice of the commencement or threat of commencement of any Proceeding, Indemnitee shall, if Indemnitee believes that indemnification with respect thereto may be sought from the Corporation under this Agreement, deliver written notice to the Corporation of the commencement or threat of commencement thereof, provided that any failure to so notify the Corporation shall not relieve the Corporation of its obligations hereunder, except to the extent that such failure or delay increases the liability of the Corporation hereunder.

          (b)  D&O Insurance.  If, at the time of receipt of a notice pursuant
               -------------
     to Section 6(a) above, the Corporation has D&O Insurance in effect, the Corporation shall give prompt notice of the Proceeding or claim to its insurers in accordance with the procedures set forth in the applicable policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay all amounts payable as a result of such Proceeding in accordance with the terms of such policies, and Indemnitee shall not take any action (by waiver, settlement or otherwise) which would adversely affect the ability of the Corporation to obtain payment from its insurers.

          (c)  Assumption of Defense.  In the event the Corporation shall be
               ---------------------
     obligated under this Agreement to pay the Liabilities of Indemnitee, the Corporation shall be entitled to assume the defense (with counsel reasonably acceptable to Indemnitee, approval thereof not to be unreasonably withheld) of the Proceeding to which the Liabilities relate. The Corporation agrees to promptly notify Indemnitee in writing upon its election to assume such defense. Once the Corporation (i) provides Indemnitee with written notice of its election to assume such defense, (ii) obtains approval from Indemnitee of its proposed counsel and (iii) retains such counsel, the Corporation will not be liable to Indemnitee under this Agreement for any attorney's fees or other Liabilities subsequently incurred by Indemnitee with respect to such Proceeding, unless (x) the Liabilities incurred by Indemnitee were previously authorized by the Corporation or (y) counsel for Indemnitee shall have provided the Corporation with a written opinion of counsel stating that there is a likelihood that a conflict of interest exists between the Corporation and Indemnitee in the conduct of any such defense.

     7.   Determination of Right to Indemnification.
          -----------------------------------------

          (a)  Successful Proceeding.  To the extent Indemnitee has been
               ---------------------
     successful, on the merits or otherwise, in the defense of any Proceeding referred to in Sections 3(a) or 3(b) above, the Corporation shall indemnify Indemnitee against all Liabilities incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding, but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, then the Corporation shall indemnify Indemnitee against all Liabilities actually or reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter. For purposes of this Section 7(a), and without limitation, the termination of any Proceeding, or any claim, issue or matter in such a Proceeding, by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Proceeding, claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Section 7(c) below) that Indemnitee (i) did not act in good faith, (ii) did not act in a manner reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (iii) with respect to any criminal proceeding, had reasonable grounds to believe his conduct was unlawful.

          (b)  Other Proceedings.  In the event that Indemnitee has not been
               -----------------
     successful in the defense of less than all claims, issues or matters of any Proceeding referred to in Sections 3(a) or 3(b) above, the Corporation shall nevertheless indemnify Indemnitee against all Liabilities incurred by him in connection therewith, unless and only to the extent that the forum listed in Section 7(c) below determines that Indemnitee has not met the applicable standard of conduct set forth in Sections 3(a) or 3(b) above required to entitle Indemnitee to such indemnification.

          (c)  Forum in Event of Dispute. The determination that indemnification
               -------------------------
     of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Sections 3(a) or 3(b) shall be made (i) by the Board, by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum or (ii) by a committee of such disinterested directors designated by a majority of such disinterested directors, even though less than a quorum, or (iii) if there are no such disinterested directors, or if such disinterested directors shall so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders of the Corporation. The choice of which forum shall make the determination shall be made by the Board. The forum shall act in the utmost good faith to assure Indemnitee a complete opportunity to present to the forum Indemnitee's case that Indemnitee has met the applicable standard of conduct.

          (d)  Appeal to Court.  Notwithstanding a determination by any forum
               ---------------
     listed in Section 7(c) above that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending or any other court of competent jurisdiction for the purpose of enforcing Indemnitee's right to indemnification pursuant to this Agreement.

          (e)  Indemnity for Liabilities in Enforcement of Agreement.
               -----------------------------------------------------
     Notwithstanding any other provision in this Agreement to the contrary, the Corporation shall indemnify Indemnitee against all Liabilities incurred by Indemnitee in connection with any other Proceeding between the Corporation and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement, unless a court of competent jurisdiction finds that the material claims and/or defenses of Indemnitee in any such Proceeding were frivolous or made in bad faith.

          (f)  Change in Control.  Notwithstanding any other provision of this
               -----------------
     Agreement to the contrary, the Corporation agrees that if there is a Change in Control, other than a Change in Control which has been approved by a majority of the Board who were directors immediately prior to such Change in Control, then, with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Liabilities under this Agreement or any other agreement or under the Certificate of Incorporation or By-laws of the Corporation, as now or hereafter in effect, Independent Legal Counsel shall be selected on behalf of Indemnitee and all persons who are the beneficiaries of indemnification agreements with the Corporation similar to this Agreement by a committee consisting of those persons who were members of the Board immediately prior to such

     Change in Control and who are no longer serving on the Board, and such selection shall be approved by the Corporation, which approval shall not be unreasonably withheld. The Independent Legal Counsel, among other things, shall render its written opinion to the Corporation and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Corporation agrees to abide by such opinion and to pay the reasonable fees of the Independent Legal Counsel referred to, above and to fully indemnify such, Independent Legal Counsel against any and all expenses (including attorneys fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

     8.   Contribution.
          ------------

          If and to the extent that a final adjudication shall specify that the Corporation is not obligated to indemnify Indemnitee under this Agreement for any reason (including but not limited to the exclusion set forth in Section 9 hereof) in respect of any Proceeding, then the Corporation shall contribute to the amount of Liabilities reasonably incurred and paid or payable by Indemnitee in connection with such Proceeding in such proportion as is appropriate (i) to reflect the relative benefits received by the Corporation, on the one hand, and Indemnitee, on the other hand, from the transaction with respect to which such Proceeding arose, and (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Corporation, on the one hand, and Indemnitee, on the other hand, in connection with the circumstances which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of the Corporation, on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Liabilities. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     9.   Exceptions.
          ----------

          (a)  Claims Initiated by Indemnitee.  Notwithstanding any other
               ------------------------------
     provision herein to the contrary, the Corporation shall not be obligated pursuant to the terms of this Agreement to indemnify or advance Liabilities to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board finds it to be appropriate.

          (b)  Unauthorized Settlements.  Notwithstanding any other provision
               ------------------------
     herein to the contrary, the Corporation shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee under this Agreement for any amount paid in settlement of a Proceeding without the prior written consent of the Corporation to such settlement.

          (c)  No Duplicative Payment. The Corporation shall not be liable under
               ----------------------
     this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

          (d)  Claim Under Section 16(b).  Notwithstanding any other provision
               -------------------------
     herein to the contrary, the Corporation shall not be obligated to indemnify any Indemnitee for expenses and the payment of profits arising from the purchase and sale by such Indemnitee of securities in violation of Section 16(b) of the Exchange Act, or any similar successor statute; or

          (e)  Unlawful Indemnification.  Notwithstanding any other provision
               ------------------------
     herein to the contrary, the Corporation shall not be obligated to indemnify an Indemnitee if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

     10.  Certificate of Incorporation and By-laws.
          ----------------------------------------

          The Corporation agrees that the Certificate of Incorporation and By-laws of the Corporation in effect on the date hereof shall not be amended to reduce, limit, hinder or delay (a) the rights of Indemnitee granted hereby, or (b) the ability of the Corporation to indemnify Indemnitee as required hereby. The Corporation further agrees that it shall exercise the powers granted to it under its Certificate of Incorporation and By-laws and by applicable law to indemnify any Indemnitee to the fullest extent possible as required hereby.

     11.  Non-exclusivity.
          ---------------

          The provisions for indemnification and advancement of Liabilities set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, the Corporation's Certificate of Incorporation or By-laws, the vote of the Corporation's stockholders or disinterested directors, other agreements or otherwise.

     12.  Interpretation of Agreement.
          ---------------------------

          It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

     13.  Mutual Acknowledgment.
          ---------------------

          The Corporation and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Corporation from indemnifying Indemnitee in his capacity as an Agent under this Agreement or otherwise.

     14.  Severability.
          ------------

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be effected or impaired thereby, and
     (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable that are not themselves invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to
     Section 12 hereof.

     15.  Modification and Waiver.
          -----------------------

          No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

     16.  Subrogation.
          -----------

          In the event that the Corporation makes any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers and do all things that may be necessary to secure such rights, including but not limited to the execution of such documents as shall be necessary to enable the Corporation effectively to bring suit to enforce such rights.

     17.  Survival, Successors, and Assigns.
          ---------------------------------

          Indemnitee's rights under this Agreement shall continue after Indemnitee has ceased acting as an Agent of the Corporation. The terms of this Agreement shall be binding on and inure to the benefit of the Corporation and its successors and assigns and shall be binding on and inure to the benefit of Indemnitee and Indemnitee's heirs, executors and administrators.

     18.  Notices.
          -------

          All notices, demands, consents, requests, approvals and other communications between the parties pursuant to this Agreement must be in writing and will be deemed given when delivered in person, one (1) business day after being deposited with a nationally recognized overnight courier service, three (3) business days after being deposited in the U.S. Mail, registered or certified mail, return receipt requested, or one (1) business day after being sent by facsimile (with receipt acknowledged), to the Corporation at 510 Lake Cook Road, Deerfield, Illinois 60015 (Attn: General Counsel) its principal office in Chicago, Illinois and to Indemnitee at Indemnitee's address as shown on the Corporation's records. The Corporation or Indemnitee may change its address for notice purposes by delivering notice to the Corporation in accordance with this Section 18. All notices sent to the Corporation shall also be delivered to Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693, Attention: Mark D. Wood, Esq., Facsimile No. (312-902-1061).

     19.  Governing Law.
          -------------

          This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, without regard to its principles of conflicts of laws.

     20.  Counterparts.
          ------------

          This agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

     The parties hereto have entered into this Indemnification Agreement effective as of the date first above written.


                            WEB STREET, INC.


                            By:_____________________________

                            Its:____________________________


                            INDEMNITEE:


                            ________________________________


                            ________________________________

                            ________________________________
                            (Print Address)